INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST      Two World Trade Center, New
                                                            York, New York 10048

LETTER TO THE SHAREHOLDERS April 30, 1997

DEAR SHAREHOLDER:

We are pleased to present the semi-annual report on the operations of InterCapital Quality Municipal Investment Trust (IQT) for the period ended April 30, 1997.

Economic growth moderated during the third quarter of 1996, causing fixed-income yields to move lower through November. However, an acceleration of economic activity led by consumer spending developed in the fourth quarter of 1996 and continued into the first quarter of 1997. This contributed to rising interest rates between December and April. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation. Subsequently, the fixed-income markets began to anticipate the possibility of additional rate hikes by the Fed.

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but were less volatile. Long-term insured revenue bond yields moved as low as 5.45 percent in November 1996, before rising to 5.75 percent in April 1997. Similarly, yields on one-year municipal notes moved from 3.70 to 3.95 percent over the past six months. The yield curve pick-up for extending maturities from 1 to 30 years increased to 180 basis points.


                            BOND YIELDS  1994-1997



                                                 Insured Municipal
              30-Year Insured                     Revenue Yields
                 Municipal      30-Year U.S.    as a Percentage of
               Revenue Yields  Treasury Yields  U.S. Treasury Yields
                   5.45            6.35               0.8586
Jan '94            5.29            6.24               0.8481
                   5.64            6.66               0.8468
                   6.19            7.09               0.8728
                   6.24            7.31               0.854
                   6.23            7.43               0.8387
                   6.31            7.61               0.8293
                   6.15            7.4                0.8314
                   6.17            7.45               0.828
                   6.42            7.82               0.8212
                   6.66            7.97               0.8356
                   6.99            8                  0.8738
                   6.65            7.88               0.8438
Jan '95            6.42            7.7                0.834
                   6.12            7.44               0.8222
                   6.07            7.43               0.8167
                   6.05            7.34               0.8245
                   5.84            6.65               0.8784
                   6               6.62               0.9066
                   5.99            6.85               0.875
                   5.98            6.65               0.8997
                   5.97            6.5                0.9184
                   5.79            6.33               0.915
                   5.61            6.13               0.9151
                   5.49            5.95               0.923
Jan '96            5.42            6.03               0.8989
                   5.55            6.47               0.8577
                   5.89            6.67               0.8835
                   5.94            6.91               0.8601
                   5.99            6.99               0.8571
                   5.86            6.87               0.8529
                   5.77            6.97               0.8278
                   5.82            7.12               0.8176
                   5.71            6.92               0.8248
                   5.6             6.64               0.8431
                   5.45            6.35               0.8583
                   5.56            6.64               0.8372
Jan '97            5.63            6.79               0.8293
                   5.53            6.8                0.8129
                   5.83            7.1                0.8216
                   5.74            6.96               0.8251

Source:  Bloomberg L.P.

                                   [GRAPH]

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FIVE LARGEST SECTORS AS OF APRIL 30, 1997
[% OF NET ASSETS]


MORTGAGE                                25%
REFUNDED                                15%
HOSPITAL                                12%
IDR/PCR*                                 9%
TRANSPORTATION                           7%
ALL OTHERS                              32%


* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.


CREDIT RATING AS OF APRIL 30, 1997
[% OF TOTAL LONG-TERM PORTFOLIO]

AAA or Aaa                              51%
A or A                                  27%
AA or Aa                                22%

As measured by Standard & Poor's Corp. or Moody's Investors Service, Inc.

Portfolio structure is subject to change.



                     CALL STRUCTURE AS OF APRIL 30, 1997
                       (% OF TOTAL LONG-TERM PORTFOLIO)
                               PERCENT CALLABLE


1999      2000      2001      2002      2003       2004      2005      2006+

5.8%      0.0%      63.6%     3.5%      3.2%       1.8%      10.5%     11.6%


Weighted Average Call Protection:  5.4 Years

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields declined from 86 percent at the end of October 1996 to 82 percent in April 1997. A declining ratio means that municipals have outperformed Treasuries, but have become relatively more expensive. The ratio has ranged from 81 to 92 percent over the past three years.

New-issue municipal volume was down 6 percent during the first four months of 1997. However, underwriting volume for the full year is expected to exceed bond maturities and redemptions.

PERFORMANCE

Over the six-month period ended April 30, 1997, the Trust's net asset value
(NAV) declined from $15.18 to $14.96. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.48 per share and a long-term capital gain distribution of $0.05 per share, the Trust's total NAV return was 2.27 percent. IQT's market price on the New York Stock Exchange moved from $14.625 to $14.375 per share. Based on this change in market price plus reinvestment of tax-free dividends and the long-term capital gain distribution, IQT's total market return was 2.00 percent. On April 30, 1997, the Trust was trading at a 4 percent discount to NAV. Undistributed net investment income available for dividends increased from $0.032 to $0.042 per share.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 12 long-term sectors and 53 credits. The average maturity of the portfolio was 20 years.

The distribution of call dates in the portfolio produced an average call protection of 5 years. The portfolio has consistently sought to maintain quality, with nearly 75 percent of its long-term holdings rated double "A" or better.

THE IMPACT OF LEVERAGING

As we have discussed previously, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the amount of ARPS outstanding, and second, the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

ARPS yields ranged between 3.30 and 4 1/8 percent during the six months ended April 30, 1997. Over the same period, ARPS leverage contributed $0.06 per share to common share earnings. Two ARPS series totaled $105 million and represented 28 percent of net assets.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Although tax-free yields are currently somewhat "rich" in their historical relationship with Treasury yields, the long-term benefit of tax-exemption remains intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1997, IQT purchased and retired 97,900 shares of beneficial interest at a weighted average market discount of 5.78 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (98.2%)
              General Obligation (4.4%)
$  2,000      Chicago, Illinois, Refg Ser 1995 B (FGIC)...............................     5.125%    01/01/25     $  1,804,760
  10,000      Chicago School Reform Board, Illinois, Dedicated Tax Ser 1997 (AMBAC)
               (WI)...................................................................     5.75      12/01/27        9,746,700
   5,000      Oregon, Veterans' Welfare Ser 75........................................     6.00      04/01/27        5,034,350
--------                                                                                                          ------------
  17,000                                                                                                            16,585,810
--------                                                                                                          ------------
              Educational Facilities Revenue (1.4%)
   2,000      Auburn University, Alabama, Ser 1993 (MBIA).............................     5.25      06/01/13        1,926,300
   3,480      Indiana University, Student Fee Ser K (MBIA)............................     5.875     08/01/20        3,473,075
--------                                                                                                          ------------
   5,480                                                                                                             5,399,375
--------                                                                                                          ------------
              Electric Revenue (4.3%)
   5,000      North Carolina Municipal Power Agency #1, Catawba Ser 1992..............     6.25      01/01/17        5,047,900
   7,000      San Antonio, Texas, Electric & Gas Refg Ser 1994-A......................     5.00      02/01/14        6,453,720
   5,000      Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary FSA).......     5.00      07/01/21        4,465,250
--------                                                                                                          ------------
  17,000                                                                                                            15,966,870
--------                                                                                                          ------------
              Hospital Revenue (11.6%)
  10,000      Wichita, Kansas, CSJ Health System of Wichita Inc Ser 1991..............     7.00      11/15/18       10,528,600
              Massachusetts Health & Educational Facilities Authority,
  10,000       Brigham & Women's Hospital Ser D.......................................     6.75      07/01/24       10,695,900
   7,000       St Elizabeth's Hospital of Boston Ser D & E (FSA)......................     6.70      08/15/21        7,396,620
   5,000      Charlotte-Mecklenburg Hospital Authority, North Carolina, Ser 1992......     6.25      01/01/20        5,116,950
   9,000      Lorain County, Ohio, Humility of Mary Health Care Corp Ser 1991 B.......     7.20      12/15/11        9,741,240
--------                                                                                                          ------------
  41,000                                                                                                            43,479,310
--------                                                                                                          ------------
              Industrial Development/Pollution Control Revenue (9.3%)
   1,000      St Lucie County, Florida, Florida Power & Light Co Ser 1991 (AMT).......     7.15      02/01/23        1,082,730
   9,000      Hawaii Department of Budget & Finance, Citizens Utilities Co 1991 Ser A
               & B (AMT)..............................................................     6.66      11/01/21        9,322,380
   5,000      Chicago, Illinois, Chicago-O'Hare Int'l Airport/Lufthansa German
               Airlines Inc Ser 1990 (AMT)............................................     7.125     05/01/18        5,328,900
   2,000      Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995 Ser A..........     6.10      06/02/25        2,041,380
   4,000      New York State Energy Research & Development Authority, Brooklyn Union
               Gas Co 1991 Ser A & B (AMT)............................................     6.952     07/01/26        4,361,600
  12,000      Richland County, South Carolina, Union Camp Corp Ser 1991 B (AMT).......     7.125     09/01/21       12,839,400
--------                                                                                                          ------------
  33,000                                                                                                            34,976,390
--------                                                                                                          ------------
              Mortgage Revenue - Multi-Family (7.7%)
  10,000      Illinois Housing Development Authority, 1991 Ser A......................     8.25      07/01/16       10,736,500
  15,000      New Jersey Housing & Mortgage Finance Agency, Presidential Plaza at
               Newport - FHA Insured Mortgages Refg 1991 Ser 1........................     7.00      05/01/30       16,059,600
   2,000      New York State Housing Finance Agency, 1996 Ser A Refg (FSA)............     6.10      11/01/15        2,033,660
--------                                                                                                          ------------
  27,000                                                                                                            28,829,760
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue - Single Family (16.8%)
$  2,565      Alaska Housing Finance Agency, Housing GNMA Collateralized 1990 Ser A
               Subser A-2.............................................................     7.05%     06/01/25     $  2,685,914
   6,170      California Housing Finance Agency, Home 1991 Ser G (AMT)................     7.05      08/01/27        6,418,219
   9,940      Colorado Housing Finance Authority, Refg 1991 Ser A.....................     7.25      11/01/31       10,414,834
   1,100      District of Columbia Housing Finance Agency, GNMA Collateralized Ser
               1990 B (AMT)...........................................................     7.10      12/01/24        1,138,390
   4,635      Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)....................     7.25      11/15/19        4,822,671
   2,780      Michigan Housing Development Authority, 1991 Ser B......................     6.95      12/01/20        2,908,547
   9,000      Nebraska Investment Finance Authority, GNMA-Backed 1991 Ser A & B
               (AMT)..................................................................     7.03      09/15/23        9,335,160
   4,455      New Hampshire Housing Finance Authority, Residential 1991 Ser D (AMT)...     7.25      07/01/15        4,637,833
              Ohio Housing Finance Agency,
   5,350       GNMA-Backed Ser A 1 & 2 (AMT)..........................................     6.903     03/24/31        5,559,667
   2,000       Residential 1996 Ser B-2 (AMT).........................................     6.10      09/01/28        1,991,480
   4,500      Tennessee Housing Development Agency, Homeownership Issue T (AMT).......     7.375     07/01/23        4,683,060
   5,000      Virginia Housing Development Authority, 1992 Ser A......................     7.15      01/01/33        5,179,550
   3,000      Wyoming Community Development Authority, Federally Insured/Gtd Loans
               1988 Ser G (AMT).......................................................     7.25      06/01/21        3,158,280
--------                                                                                                          ------------
  60,495                                                                                                            62,933,605
--------                                                                                                          ------------
              Nursing & Health Related Facilities Revenue (0.3%)
     940      New York State Medical Care Facilities Finance Agency, Mental Health
--------       1991 Ser C.............................................................     7.30      02/15/21        1,028,134
                                                                                                                  ------------
              Resource Recovery Revenue (7.0%)
   5,000      Northeast Maryland Waste Disposal Authority, Montgomery County Ser 1993
               A (AMT)................................................................     6.30      07/01/16        5,079,100
              Detroit Economic Development Corporation, Michigan,
   5,000       Ser 1991 A (AMT) (FSA).................................................     6.60      05/01/02        5,306,700
   5,000       Ser 1991 A (AMT) (FSA).................................................     6.875     05/01/09        5,348,700
  10,000      Montgomery County Industrial Development Authority, Pennsylvania, Ser
               1989...................................................................     7.50      01/01/12       10,689,900
--------                                                                                                          ------------
  25,000                                                                                                            26,424,400
--------                                                                                                          ------------
              Student Loan Revenue (3.7%)
  13,000      Pennsylvania Higher Education Assistance Agency, 1991 Ser A & B (AMT)
--------       (AMBAC)................................................................     6.854     09/01/26       13,666,250
                                                                                                                  ------------
              Transportation Facilities Revenue (7.2%)
  10,000      Hillsborough County Port District, Florida, Tampa Port Authority Spl &
               Refg Ser 1995 (AMT) (FSA)..............................................     6.00      06/01/20       10,006,900
   4,000      Lee County, Florida, Ser 1995 (MBIA)....................................     5.75      10/01/22        3,994,480
   7,000      Hawaii, Airports Second Ser of 1991 (AMT)...............................     6.90      07/01/12        7,784,140
   5,000      Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)................     6.75      07/01/21        5,324,750
--------                                                                                                          ------------
  26,000                                                                                                            27,110,270
--------                                                                                                          ------------
              Water & Sewer Revenue (1.1%)
   4,000      Cleveland, Ohio, Waterworks Improvement Refg Ser H 1996 (MBIA)..........     5.75      01/01/21        3,999,640
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Other Revenue (8.0%)
$ 10,000      New York Local Government Assistance Corporation, Ser 1995 A............     6.00%     04/01/24     $ 10,021,600
  15,000      Emmaus General Authority, Pennsylvania, Local Government Ser 1988 H
               (FGIC).................................................................     7.00      05/15/18       16,103,850
   4,000      Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA).........     5.50      07/01/15        3,896,600
--------                                                                                                          ------------
  29,000                                                                                                            30,022,050
--------                                                                                                          ------------
              Refunded (15.4%)
   5,000      Massachusetts Water Resources Authority, 1991 Ser A.....................     6.875     12/01/01++      5,513,600
   5,000      New York City Municipal Water Finance Authority, New York, 1991 Ser C...     7.375     06/15/01++      5,557,800
   5,000      New York Local Government Assistance Corporation, Ser 1991 C............     7.00      04/01/01++      5,497,950
   1,755      New York State Medical Care Facilities Finance Agency, Mental Health
               1991 Ser C.............................................................     7.30      08/15/01++      1,956,878
  10,000      Middleburg Heights, Ohio, Southwest General Hospital Ser 1991...........     7.20      08/15/01++     11,099,500
   6,000      Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991 (AMBAC) (ETM).....     6.75      05/15/20        6,404,400
  10,000      Seattle, Washington, Drainage & Wastewater Utility 1990.................     7.125     12/01/99++     10,811,800
  10,000      Washington Public Power Supply System, Proj #1 Refg Ser 1991 A..........     6.875     07/01/01++     10,958,800
--------                                                                                                          ------------
  52,755                                                                                                            57,800,728
--------                                                                                                          ------------
 351,670      TOTAL MUNICIPAL BONDS (Identified Cost $349,922,559)...........................................      368,222,592
--------                                                                                                          ------------
              SHORT-TERM MUNICIPAL OBLIGATION (2.7%)
  10,000      Missouri Health & Educational Facilities Authority, Washington
--------       University Ser 1996 C (Demand 05/01/97) (Identified Cost
               $10,000,000)...........................................................     4.00*     09/01/30       10,000,000
                                                                                                                  ------------
$361,670      TOTAL INVESTMENTS (Identified Cost $359,922,559) (a)...................................  100.9%
========                                                                                                           378,222,592

              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS........................................    (0.9)       (3,128,247)
                                                                                                         ----     ------------
              NET ASSETS.............................................................................  100.0%     $375,094,345
                                                                                                         ====     ============

---------------------

     AMT      Alternative Minimum Tax.
     ETM      Escrowed to Maturity.
      WI      Security purchased on a when issued basis.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
              $18,768,670 and the aggregate gross unrealized depreciation is
              $468,637, resulting in net unrealized appreciation of
              $18,300,033.
Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Guaranty Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                 April 30, 1997

Alabama.................   0.5%
Alaska..................   0.7
California..............   1.7
Colorado................   2.8
District of Columbia....   0.3
Florida.................   4.0
Hawaii..................   4.6
Illinois................   7.9
Indiana.................   0.9
Kansas..................   2.8
Maine...................   1.3
Maryland................   1.4%
Massachusetts...........   6.3
Michigan................   3.6
Missouri................   2.7
Nebraska................   2.5
New Hampshire...........   1.2
New Jersey..............   4.3
New York................   8.1
North Carolina..........   2.7
Ohio....................   8.6
Oregon..................   1.4
Pennsylvania............  10.8%
South Carolina..........   3.4
Tennessee...............   1.3
Texas...................   4.2
Utah....................   2.9
Virginia................   1.4
Washington..............   5.8
Wyoming.................   0.8
                          ----
Total................... 100.9%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $359,922,559)..........    $378,222,592
Cash.....................................          71,897
Interest receivable......................       6,693,117
Prepaid expenses.........................          30,626
                                             ------------

    TOTAL ASSETS.........................     385,018,232
                                             ------------

LIABILITIES:
Payable for:
    Investments purchased................       9,618,939
    Investment management fee............         121,925
    Dividends to preferred
     shareholders........................         111,762
Accrued expenses.........................          71,261
                                             ------------

    TOTAL LIABILITIES....................       9,923,887
                                             ------------

NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 2,100
 shares outstanding).....................     105,000,000
                                             ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 18,054,013 shares outstanding)...     251,096,948
Net unrealized appreciation..............      18,300,033
Accumulated undistributed net investment
 income..................................         765,606
Accumulated net realized loss............         (68,242)
                                             ------------

    NET ASSETS APPLICABLE TO COMMON
    SHAREHOLDERS.........................     270,094,345
                                             ------------

    TOTAL NET ASSETS.....................    $375,094,345
                                             ============

NET ASSET VALUE PER COMMON SHARE
 ($270,094,345 divided by 18,054,013
 common shares outstanding)..............          $14.96
STATEMENT OF OPERATIONS
For the six months ended April 30, 1997
 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME..........................    $ 11,807,092
                                             ------------

EXPENSES
Investment management fee................         657,609
Auction commission fees..................         152,040
Professional fees........................          56,460
Transfer agent fees and expenses.........          48,470
Shareholder reports and notices..........          16,317
Registration fees........................          12,091
Trustees' fees and expenses..............           9,304
Auction agent fees.......................           8,343
Custodian fees...........................           7,911
Other....................................          11,262
                                             ------------

    TOTAL EXPENSES.......................         979,807

    LESS: EXPENSE OFFSET.................          (7,892)
                                             ------------

    NET EXPENSES.........................         971,915
                                             ------------

    NET INVESTMENT INCOME................      10,835,177
                                             ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................         (68,248)
Net change in unrealized appreciation....      (3,144,312)
                                             ------------

    NET LOSS.............................      (3,212,560)
                                             ------------

NET INCREASE.............................    $  7,622,617
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX
                                                         MONTHS ENDED       FOR THE YEAR
                                                          APRIL 30,            ENDED
                                                             1997         OCTOBER 31, 1996
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $10,835,177        $ 21,950,197
Net realized gain (loss).............................         (68,248)           964,359
Net change in unrealized appreciation................      (3,144,312)            38,946
                                                         ------------       ------------

    NET INCREASE.....................................      7,622,617          22,953,502
                                                         ------------       ------------

Dividends to preferred shareholders from net
investment income....................................      (1,974,189)        (3,965,633)
                                                         ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................      (8,690,938)       (18,527,196)
Net realized gain....................................        (964,357)        (3,012,944)
                                                         ------------       ------------

    TOTAL............................................      (9,655,295)       (21,540,140)
                                                         ------------       ------------

Decrease from transactions in common shares of
 beneficial interest.................................      (1,386,762)          (879,600)
                                                         ------------       ------------

    NET DECREASE.....................................      (5,393,629)        (3,431,871)
NET ASSETS:
Beginning of period..................................    380,487,974         383,919,845
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $765,606 and $595,556, respectively).............    $375,094,345       $380,487,974
                                                         ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $14,111,250 and $14,239,560, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $20,300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,279. At April 30, 1997, the Trust had an accrued pension liability of $36,261 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                         AMOUNT                     RESET          RANGE OF
SERIES     SHARES*    IN THOUSANDS*     RATE*       DATE       DIVIDEND RATES**
-------    ------     -------------     -----     ---------    ----------------
   A       1,400         $70,000        4.10%     05/07/97      3.30% - 4.125%
   B         700          35,000        3.885     09/05/97          3.885

---------------------
 * As of April 30, 1997.
** For the six months ended April 30, 1997.

Subsequent to April 30, 1997 and up through June 6, 1997 the Trust paid dividends to Series A and B at rates ranging from 3.725% to 4.10% in the aggregate amount of $381,234.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, October 31, 1995.......................................................    18,212,813     $182,128      $253,181,182
Treasury shares purchased and retired (weighted average discount 5.61%)*........       (60,900)        (609)         (878,991)
                                                                                    ----------     --------      ------------
Balance, October 31, 1996.......................................................    18,151,913      181,519       252,302,191
Treasury shares purchased and retired (weighted average discount 5.78%)*........       (97,900)        (979)       (1,385,783)
                                                                                    ----------     --------      ------------
Balance, April 30, 1997.........................................................    18,054,013     $180,540      $250,916,408
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

    DECLARATION         AMOUNT          RECORD           PAYABLE
       DATE            PER SHARE         DATE              DATE
-------------------    ---------     -------------    --------------
  April 29, 1997         $0.08        May 9, 1997      May 23, 1997
   May 27, 1997          $0.08       June 6, 1997     June 20, 1997

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                FOR THE SIX
                                                                MONTHS ENDED               FOR THE YEAR ENDED OCTOBER 31*
                                                                 APRIL 30,         ----------------------------------------------
                                                                   1997*               1996             1995             1994
---------------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  15.18           $    15.31       $    14.09       $    16.53
                                                                    ------               ------           ------           ------
Net investment income.......................................          0.60                 1.21             1.22             1.35
Net realized and unrealized gain (loss).....................         (0.18)                0.06             1.30            (2.34)
                                                                    ------               ------           ------           ------
Total from investment operations............................          0.42                 1.27             2.52            (0.99)
                                                                    ------               ------           ------           ------
Less dividends and distributions from:
   Net investment income....................................         (0.48)               (1.02)           (1.08)           (1.23)
   Common share equivalent of dividends paid to preferred
    shareholders............................................         (0.11)               (0.22)           (0.22)           (0.22)
   Net realized gain........................................         (0.05)               (0.16)              --               --
                                                                    ------               ------           ------           ------
Total dividends and distributions...........................         (0.64)               (1.40)           (1.30)           (1.45)
                                                                    ------               ------           ------           ------
Offering costs charged against capital......................            --                   --               --               --
                                                                    ------               ------           ------           ------
Net asset value, end of period..............................      $  14.96           $    15.18       $    15.31       $    14.09
                                                                    ======               ======           ======           ======
Market value, end of period.................................      $ 14.375           $   14.625       $   14.625       $    12.75
                                                                    ======               ======           ======           ======
TOTAL INVESTMENT RETURN+....................................          2.00%(1)             8.44%           23.76%          (16.77)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................          0.74%(2)             0.72%            0.74%            0.82%
Net investment income before preferred stock dividends......          8.21%(2)             8.02%            8.31%            8.80%
Preferred stock dividends...................................          1.50%(2)             1.45%            1.50%            1.40%
Net investment income available to common shareholders......          6.71%(2)             6.57%            6.81%            7.40%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $375,094             $380,488         $383,920         $379,886
Asset coverage on preferred shares at end of period.........           357%                 362%             365%             316%
Portfolio turnover rate.....................................             4%(1)                7%              12%              10%



                                                               FOR THE YEAR ENDED OCTOBER 31*
                                                              -------------------------------
                                                                   1993           1992
   ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $    14.51       $    14.09
                                                                    ------
Net investment income.......................................          1.42             1.41
Net realized and unrealized gain (loss).....................          2.05             0.38
                                                                    ------
Total from investment operations............................          3.47             1.79
                                                                    ------
Less dividends and distributions from:
   Net investment income....................................         (1.23)           (0.97)
   Common share equivalent of dividends paid to preferred
    shareholders............................................         (0.22)           (0.25)
   Net realized gain........................................            --               --
                                                                    ------
Total dividends and distributions...........................         (1.45)           (1.22)
                                                                    ------
Offering costs charged against capital......................            --            (0.15)
                                                                    ------
Net asset value, end of period..............................    $    16.53       $    14.51
                                                                    ======
Market value, end of period.................................    $   16.625       $    15.00
                                                                    ======
TOTAL INVESTMENT RETURN+....................................         19.68%            4.83%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................          0.81%            0.79%
Net investment income before preferred stock dividends......          9.05%            9.64%
Preferred stock dividends...................................          1.38%            1.70%
Net investment income available to common shareholders......          7.67%            7.94%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $447,578         $409,916
Asset coverage on preferred shares at end of period.........           320%             293%
Portfolio turnover rate.....................................             3%               9%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder



OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
                                                                INTERCAPITAL
Barry Fink                                                      QUALITY
Vice President, Secretary and General Counsel                   MUNICIPAL
                                                                INVESTMENT
James F. Willison                                               TRUST
Vice President

Thomas F. Caloia
Treasurer



TRANSFER AGENT
-------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048











The financial statements included herein have been
taken from the records of the Trust without                Semiannual Report
examination by the independent accountants and             April 30, 1997
accordingly they do not express an opinion thereon.